SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________



   Date of Report (Date of earliest event reported) October 31, 2002
                              BICO, INC.
        (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822                25-1229323
(State of other jurisdiction (Commission File Number)   (IRS Employer
 of incorporation)                                     Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (412) 429-0673


  _________________________________________________________
(Former name or former address, if changes since last report.)



Item 1.   Changes in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          BICO, Inc. announced today this its Indiana, PA division, Biocontrol Technology, Inc. has been incorporated as Ardiem, Inc. Ardiem, Inc. is a wholly-owned subsidiary of BICO, Inc.

Item 6.   Resignations of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired
               Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Not Applicable

Item 8.   Change in Fiscal Year.
          Not applicable

Item 9.   Regulation FD Disclosure.
          Not applicable


SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by /s/ Stan Cottrell
                                            Stan Cottrell,CEO, Director




DATED:  October 31, 2002


















































   Name Change and Incorporation for Biocontrol, Division of
                            BICO



Pittsburgh, PA - October 31, 2002 - BICO, Incorporated (OTCBB:BIKO) announced today that its Indiana, PA division, Biocontrol Technology, Inc. has been incorporated as Ardiem,
Inc.   Ardiem, Inc. is a wholly-owned subsidiary of BICO.

The new corporation will continue to focus its activities around contract development and manufacturing, including work that Biocontrol has been performing for two other BICO subsidiaries, Diasense, Inc. and ViaCirq. Inc.

Stan Cottrell, CEO of BICO said today, "The formation of Ardiem will allow our operation to aggressively seek contracting opportunities in both automated and general assembly manufacturing, as well as in electronic and mechanical engineering of complex, highly technical products. Our expertise in the medical field and uniquely developed facility makes Ardiem attractive to original equipment manufacturers who wish to outsource development and manufacturing. We are seeking opportunities to serve as integral partners with others in the product development and manufacturing cycle from front-end design to product fulfillment."

Ardiem's principle place of operation is in the Indiana
County Commerce Park in Indiana, PA. Its facility houses a class 10,000 clean room, a numerically controlled machine shop, laboratories, assembly and manufacturing areas.

BICO is headquartered in Pittsburgh, PA, and is involved in the development, manufacturing, and marketing of biomedical devices and environmental solutions.


For further information contact:
Diane McQuaide, VP
Corporate Communications                           Investor
Relations News Line:
1.412.429.0673  Phone
1.800.357.6204
1.412.279.9690  Fax
Website:  www.bico.com